Rule 497(e)
                                                             File Nos. 33-94668
                                                             and 811-9070


                            DEVCAP SHARED RETURN FUND
                        Supplement dated November 7, 1997
                      to Prospectus dated November 26, 1996
                       (as supplemented October 10, 1997)

1.       RESTRUCTURING OF THE MANAGEMENT AGREEMENTS OF THE
         DOMINI SOCIAL INDEX PORTFOLIO.

The DEVCAP Shared Return Fund (the "Fund") invests substantially all of the Fund's investable assets in the Domini Social Index Portfolio (the "Index Portfolio"). The Board of Trustees and investors of the Index Portfolio approved a restructuring of the management of the Index Portfolio effective October 22, 1997 (the "Restructuring"). The changes effect management arrangements of the Fund. There are no changes in the management of the Fund or in the management fees paid by the Fund.

INVESTMENT MANAGER. Pursuant to the Restructuring, the Index Portfolio has entered into a management agreement (the "Management Agreement") with Domini Social Investments LLC ("DSI"), 11 West 25th Street, New York, NY 10010, pursuant to which effective October 22, 1997 DSI provides to the Index Portfolio investment supervisory services, overall operational support and administrative services. The services include the provision of the general office facilities and supervising the overall administration of the Index Portfolio. For its services under the Management Agreement, DSI receives a fee equal on an annual basis to 0.20% of the Index Portfolio's average daily net assets, except that for the first year of the Agreement, the fee payable to DSI will be reduced by the amount, if any, by which the total ordinary operating expenses of the Index Portfolio (excluding brokerage fees and commissions, interest, taxes, and any other extraordinary expenses) exceed, on an annual basis, 0.20% of the average daily net assets of the Index Portfolio.

DSI was organized as a Massachusetts limited liability company in April 1997 and registered as an investment adviser under the Investment Advisers Act of 1940, as amended, in June 1997. It was formed by principals of Kinder, Lydenberg, Domini & Co., Inc. ("KLD"), the former investment adviser for the Index Portfolio, and other investment company and marketing professionals. DSI has no prior experience in managing or advising a mutual fund.

The entering into of the Management Agreement and the Submanagement Agreement (discussed below), and the termination of certain agreements, were part of a restructuring by the Index Portfolio which was designed to provide a more centralized management structure for the Index Portfolio. Because of the expense payment arrangements between the Fund and DEVCAP Non-Profit, the changes in the management of the Index Portfolio





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and the potential increase in the expenses to be incurred by the Index Portfolio
(including the Fund's pro rata portion of the expenses of the Index Portfolio) will not have any impact on the total expenses of the Fund to be borne by Fund shareholders. The following replaces the Expense Table as it relates to the Fund in the section "EXPENSE SUMMARY" of the Prospectus, as supplemented and should be read in conjunction with the other information in that section:

                            DEVCAP SHARED RETURN FUND
Shareholder Transaction Expenses
Annual Operating Expenses*

         Advisory and Management Fees**                       0.154%
         Rule 12b-1 (Distribution) Fees                       0.25%
         Other Expenses
                  Administrative Services Fees                0.175%
                  Other Operating Expenses (after expense     1.171%
                  reimbursement)***                           ------

                  Total Operating Expenses (after expense     1.75%
                           reimbursement)                     ======

--------
* The Annual Operating Expenses for the Fund, which summarize the charges of the Fund and the Index Portfolio, have been restated to reflect fees currently in effect. DEVCAP Non-Profit has agreed to pay the total operating expenses of the Fund, excluding interest, taxes, brokerage costs and other capital expenses and any extraordinary expenses, which exceed 1.75% of the Fund's average net assets.


** Under the Management Agreement between the Index Portfolio and DSI, DSI's fee for advisory and administrative services to the Index
         Portfolio is 0.20% of the average daily net assets of the Index Portfolio but will be reduced to the extent necessary to keep the aggregate annual operating expenses of the Index Portfolio (excluding brokerage fees and commission, interest, taxes and other extraordinary expenses) at no greater than 0.20% of the average daily net assets of the Portfolio, through October 22, 1998. If this fee reduction were not in effect, advisory and management fees for the Index Portfolio would be 0.20% of the average daily net assets of the Index Portfolio.


*** Under a Sponsorship Agreement between DEVCAP Non-Profit and the Fund, DEVCAP Non-Profit is obligated to reimburse the Fund to the extent necessary to limit the aggregate annual operating expenses of the Fund (including the Fund's share of the Portfolio's expenses but excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) to no greater than 1.75% of the average daily net assets of the Fund through December 31, 1998. In return, DEVCAP Non-Profit receives the proceeds from the annual charitable contribution program of the Fund for its micro-enterprise activities. See "Charitable Contribution Program." If this expense reimbursement were not in effect, other operating expenses for the Fund would equal 5.670% of the average daily net assets of the Fund assuming the same level of average daily net assets and expenses of the Fund as existed during the fiscal year ended July 31, 1997. See "Other Information Concerning Shares of the Fund" herein.


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SUBMANAGEMENT  AGREEMENT.  Also pursuant to the  Restructuring,  DSI has entered into a submanagement agreement (the "Submanagement Agreement") with Mellon Equity Associates ("Mellon Equity") effective October 22, 1997. Pursuant to the Submanagement Agreement, Mellon Equity will continue to manage the investments of the Index Portfolio on a day-to-day basis. Mellon Equity does not determine the composition of the Domini Social Index, DSI pays Mellon Equity an investment submanagement fee equal on an annual basis to 0.10% of the average daily net assets of the Index Portfolio.

GENERAL. The Index Portfolio's Investment Advisory Agreement and Sponsorship Agreement with KLD, and its Investment Management Agreement with Mellon Equity, and KLD's Administrative Services Agreement and Letter Agreement regarding expense payments with Signature Broker-Dealer Services, have been terminated in connection with the Restructuring. See "MANAGEMENT" in the Prospectus and "MANAGEMENT OF THE TRUST AND THE PORTFOLIO" in the Statement of Additional Information for a description of these agreements. KLD continues to determine and monitor the composition of the Domini 400 Social Index (which determines the composition of the Index Portfolio's securities), and provides other services relating to socially responsible investments. DSI is licensed to use the Index. See "INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS" in the Prospectus.

2.        ADMINISTRATIVE SERVICES.

The Administrative Services Agreement between Signature-Broker Dealer Services and the Fund has been terminated, effective November 4, 1997. The Fund has entered into a new Administrative Services Agreement with Sunstone Financial Group, Inc. effective November 4, 1997. Pursuant to the new Administrative Services Agreement, Sunstone Financial Group, Inc. ("Sunstone") provides the Trust with general office facilities and supervises the overall administration of the Trust. For its services and facilities, Sunstone receives fees computed and paid monthly from the Trust at an annual rate equal to 0.175% of average daily net assets of the Fund. Prior to November 4, 1997 the former administrator, Signature Broker-Dealer Services, Inc. ("Signature") was entitled to receive administrative fees computed and paid monthly from the Trust at an annual rate equal to 0.20% of average daily net assets.

Sunstone, and its affiliates, provide administration, transfer agent and/or distribution services to 17 fund families representing over $9 billion in assets.

3.       SPONSORSHIP ARRANGEMENT.

The Board of DEVCAP Non-Profit hereby agrees that as of November 4, 1997, DEVCAP Non-Profit will reimburse the Fund through at least November 30, 1998 to the extent necessary to maintain the Fund's total operating expenses (which includes the Fund's share of the Portfolio's expenses but excludes brokerage fees and commissions, interest, taxes, and other extraordinary expenses) at an annual rate of 1.75% of the Fund's

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average daily net assets.  In return,  DEVCAP  Non-Profit  receives the proceeds from the charitable contribution program of the Fund for its microenterprise activities.

The aforementioned limit does not cover extraordinary increases in total operating expenses during the period and no longer applies in the event of a precipitous decline in assets due to unforeseen circumstances. DEVCAP will review its undertaking annually; however, there is no assurance that DEVCAP will continue this reimbursement beyond the specified period, except as required by the following sentence. DEVCAP has agreed to reimburse the Fund as necessary if in any fiscal year the sum of the Fund's expenses exceeds the limits set by applicable regulations including state securities commissions.

4.       CHANGES IN THE FUND'S BOARD OF TRUSTEES.

Effective November 5, 1997, Ms. Caroline Williams resigned as a Trustee of the Fund. The Board of Trustees appointed Mr. Donald Carcieri to fill the vacancy left by Ms. Williams effective November 5, 1997.

5.       CHANGES TO THE NON-PROFIT SPONSOR OF THE FUND.

The following changes to DEVCAP Non-Profit were implemented effective as of October 1, 1997: Appropriate Technology International and Save the Children are no longer member organizations of the DEVCAP Non-Profit consortium. Catholic
Relief Services will be assuming a more substantial role in the DEVCAP Non-Profit consortium.



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